EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. '1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of ITS Networks Inc. (the ACompany@) for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the AReport@), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. '1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: January 24, 2005	By:	/s/ Gustavo Gomez
Gustavo Gomez
Chief Executive Officer,
President and Treasurer

By:	/s/ Herman de Haas
Hermand de Haas
Executive Vice President,
Chief Operating Officer and
Principal Accounting and Financial Officer